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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2001



                  AARO BROADBAND WIRELESS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




          NEVADA                         000-06292               71-0752569
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)




      210 PARK AVENUE, SUITE 1850
        OKLAHOMA CITY, OKLAHOMA                                   73102-5604
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (405) 415-2750





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On August 2, 2001, Aaro Broadband Wireless Communications, Inc. (the "Company") entered into an agreement with an investor group (consisting of Gene Stipe, Eddie Harper, Greg D. Owens, and Lonnie C. Rogers) and the executive officers and directors of the Company (consisting of Ronald L. Baker, Norman S. Leighty, J. Michael Erhart, Michael W. Canfield, Steven G. Zabel, Richard R. Stutsman, Michael R. Hecomovich, and Joseph H. Johns). Pursuant to this agreement, (i) Ronald L. Baker, Norman S. Leighty, Steven G. Zabel and Richard
R. Stutsman, resigned or provided proof of prior resignation as directors and executive officers of the Company, (ii) J. Michael Erhart and Michael W. Canfield resigned as executive officers of the Company, and (iii) Jerry B. Thetford, Greg D. Owens, and Lonnie C. Rogers were appointed to serve as directors of the Company, and (iv) Jerry B. Thetford was elected President and Chief Executive Officer of the Company.

         Furthermore, the Company's current and former executive officers and directors (Ronald L. Baker, Norman S. Leighty, J. Michael Erhart, Michael W. Canfield, Steven G. Zabel, and Richard R. Stutsman) agreed to recapitalize the Company in accordance with the terms of the agreement. This recapitalization consisted of the named executive officers and directors contributing 12,968,413 shares of their Company common stock to the Company for cancellation and forgiving indebtedness of $208,500 owed by the Company to Messrs. Baker, Leighty and Erhart. Although cancellation of the shares of common stock and the debt forgiveness were effective on August 2, 2001, the cancellation and forgiveness are subject to certain conditions subsequent. These conditions are that the Company will (i) have paid or made satisfactory arrangements with the Internal Revenue Service for installment payment of federal and state payroll taxes of $210,331 and such taxes shall have been paid on or before January 29, 2002, (ii) have paid accrued payroll of $185,767 owed to the current and former employees of the Company in semi-monthly installments, the final installment becoming due on October 31, 2001, (iii) have, on or before August 5, 2001, renewed the directors, officers and corporate liability insurance policy, and (iv) retain the services of Messrs. Erhart and Canfield to liquidate the Company's non-essential assets to fund in whole or in part payment of the federal and state payroll taxes and accrued payroll. In the event these conditions are not satisfied, the Company will be required to return the canceled shares of common stock and reinstate the Company indebtedness to Messrs. Baker, Leighty, Erhart, Canfield, Zabel, and Stutsman. The liability insurance policy renewal was timely obtained by the Company. Following the recapitalization, Messrs. Erhart and Canfield will resign as directors of the Company once the past due federal and state payroll taxes and the past due employee payroll and expenses have been paid.

         Furthermore, as part of the recapitalization, (i) each of Gene Stipe and Eddie Harper were issued 335,180 shares of common stock in satisfaction and cancellation of indebtedness $33, 315, (ii) the investor group purchased debentures from the Company in the aggregate principal sum of $150,000, and
(iii) the investor group was granted the right to purchase additional debentures in the aggregate principal sum of $590,000 on or before October 31, 2001. The debentures bear interest at 8% per annum, which is payable quarterly, and become due on December 31, 2002. Each debenture is convertible into 10 shares of the Company's common stock for each $1.00 of the principal amount of the debenture. Each debenture may be redeemed by the Company, subject to prior notice to the debenture holder, at any time prior to the debenture becoming due. The shares of common stock issuable upon conversion of a debenture will be issued pursuant to exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

         The following table presents certain information as to the beneficial ownership of the Company's common stock as, adjusted to give effect to the recapitalization, of (i) each person known to the Company that beneficially owns more than 5% thereof, (ii) each one of the Company's executive officers and directors, and (iii) all executive officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares, and there is no family relationship between the executive officers and directors. For purposes of the following table, the number of shares and percent of ownership of outstanding common stock that the named person beneficially owns includes shares of the Company's common stock that the person has the right to acquire on or before October 2, 2001 (within 60 days of the date of this Report) pursuant to the agreement or otherwise, and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.



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


                                                                BEFORE RECAPITALIZATION       AFTER RECAPITALIZATION
                                                               --------------------------  ------------------------------
                                                                             PERCENTAGE                     PERCENTAGE
                                                                                OF                              OF
                                                                  SHARES     BENEFICIALLY     SHARES        BENEFICIALLY
                                                               BENEFICIALLY    OWNED       BENEFICIALLY        OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNED       SHARES         OWNED            SHARES
------------------------------------                           ------------  ------------  ------------     ------------

Ronald L. Baker(1)..........................................    10,876,191      17.71%      2,103,462         4.00%
    314 W. Main Street
    Stroud, Oklahoma 74079
The Oklahoma Publishing Company(2)..........................     9,200,000      14.61%      9,200,000        17.02%
    9000 Broadway Extension
    Suite 2100
    Oklahoma City, Oklahoma 73114
J. Michael Erhart(3)........................................     1,121,972       1.83%      1,121,972         2.14%
Michael W. Canfield(4)......................................       820,473       1.34%        820,473         1.56%
Norman S. Leighty(5)........................................     3,175,102       5.02%      3,175,102         5.85%
    4395 Pine Flat Road
    Healdsburg, California 95448
Steven G. Zabel(6)..........................................     1,050,401       1.71%        717,068         1.37%
Joseph H. Johns(7)(10)......................................     2,959,312       4.67%      2,959,312         5.43%
     6300 Diagonal Highway
     Boulder, Colorado 80301
Michael R. Hecomovich(8)....................................       144,162         *          144,162           *
Jerry B. Thetford(9)........................................     1,180,000       1.92%      1,180,000         2.25%
Greg D. Owens(10)(11).......................................        80,000         *        6,330,000        10.84%
    5550 South Lewis, Suite 301
    Tulsa, Oklahoma  74105
Lonnie C. Rogers(11)(12)....................................       560,000         *        6,810,000        11.61%
    1510 Gateway Drive NE
    East Grand Forks, Minnesota  56721
Gene Stipe(11)(13)..........................................     1,348,615       1.99%      7,833,795        13.34%
   343 E. Carl Albert Parkway
   McAlester, Oklahoma 74502
Eddie Harper(11)(14)........................................     1,483,614       2.19%      7,968,794        13.55%
    343 E. Carl Albert Parkway
    McAlester, Oklahoma 74502
Executive Officers and Directors as a Group
    (7 persons)(15).........................................    20,147,613      32.84%     19,365,919        36.92%

---------------
*        Less than 1%.

(1) The shares beneficially owned and the percentages include 490,000 shares owned by Jesslyn Dee Baker, wife of Mr. Baker, and 70,000 shares of common stock issuable upon exercise of Redeemable Warrants.

(2) The shares beneficially owned and the percentages include 6,000,000 shares of common stock issuable upon conversion of Series I Convertible Preferred Stock and 1,600,000 shares of common stock issuable upon exercise of Redeemable Warrants.

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(3)      The shares beneficially owned and the percentages include 734,760 shares owned by Mr. Erhart's living trust and 100,000 shares owned by Doris Erhart, wife of Mr. Erhart, and 50,000 shares of common stock issuable upon exercise of Redeemable Warrants.

(4) The shares beneficially owned and the percentages include 100,000 shares owned by Dollie E. Canfield, wife of Mr. Canfield.

(5) The shares beneficially owned and the percentages include 155,000 shares owned by Sharon J. Leighty, wife of Mr. Leighty, and 850,000 shares of common stock issuable upon exercise of common stock purchase warrants and 1,000,000 shares issuable upon conversion of a debenture held by Mr. Leighty.

(6) The shares beneficially owned and the percentages include 50,000 shares of common stock issuable upon exercise of Redeemable Warrants.

(7) The shares beneficially owned and the percentages include 1,600,000 shares of common stock issuable upon exercise of Redeemable Warrants plus 400,000 shares issuable upon conversion of a debenture.

(8) The shares beneficially owned and the percentages include 50,000 shares of common stock issuable upon exercise of Redeemable Warrants.

(9) The shares beneficially owned and the percentages include 40,000 shares of common stock issuable upon exercise of Redeemable Warrants and 400,000 shares owned by Linda Thetford, wife of Mr. Thetford.

(10) The shares beneficially owned and the percentages include 250,000 shares of common stock issuable upon conversion of debentures.

(11) The shares beneficially owned and the percentages include 5,900,000 shares of common stock that may be purchased by the named person as a member of the investor group comprised of Messrs. Stipe, Harper, Owens and Rogers under the terms of the agreement dated August 2, 2001.

(12) The shares beneficially owned and the percentages include 250,000 shares of common stock issuable upon conversion of debentures and 280,000 shares issuable upon exercise of Redeemable Warrants.

(13) The shares beneficially owned and the percentages include 250,000 shares of common stock issuable upon conversion of debentures and 366,667 shares of common stock issuable upon exercise of Redeemable Warrants and 335,180 shares for forgiveness of bridge financing debt of $33,518.

(14) The shares beneficially owned and the percentages include 250,000 shares of common stock issuable upon conversion of debentures plus 456,666 shares of common stock issuable upon exercise of Redeemable Warrants and 335,180 shares for forgiveness of bridge financing debt of $33,518.

(15) The shares beneficially owned and the percentages include the shares beneficially owned by Messrs. Baker, Erhart, Canfield, Leighty, Zabel, Johns and Hecomovich before the recapitalization and by Messrs. Erhart, Canfield, Johns, Hecomovich, Thetford, Owens, and Roger after the recapitalization.

         Prior to the August 2, 2001 (effective date of the agreement), Ronald
L. Baker was a Director and Chairman of the Board and previously served as President and Chief Executive Officer until June 25, 2001, J. Michael Erhart was President from June 25, 2001 and Chief Executive Officer and a Director, Norman
S. Leighty was Chief Operating Officer and previously served as Chairman of the Board, Steven G. Zabel was Vice President of Corporate Development and a Director. Following completion of the recapitalization in accordance with the agreement, Mr. Erhart resigned as a Vice President and Chief Technology Officer of the Company and Michael W. Canfield resigned as Secretary, Treasurer and as Chief Financial Officer of the Company. The new Board of Directors elected Mr. Erhart as the Chief Technology Officer and Mr. Canfield as Secretary, Treasurer and Chief Financial Officer on August 3, 2001. Mr. Erhart and Mr. Canfield are expected to resign as directors of the Company once the payroll and payroll taxes are brought current by the new management.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS AND EXHIBITS.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.




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         (c) EXHIBITS.

         2.1 Agreement, amongst Registrant, Gene Stipe, Eddie Harper, Greg D. Owens, Lonnie Rogers, Ronald L. Baker, Norman S. Leighty, J. Michael Erhart, Michael W. Canfield, Steven G. Zabel, Richard R. Stutsman, Michael R. Hecomovich, and Joseph H. Johns, dated August 2, 2001.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AARO BROADBAND WIRELESS COMMUNICATIONS, INC.
                                   (Registrant)


                                   By: /s/ JERRY B. THETFORD
                                      ------------------------------------------
                                         Jerry B. Thetford
                                         President and Chief Executive Officer

Date: August 17, 2001



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                                 EXHIBIT INDEX





EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  2.1          Agreement, amongst Registrant, Gene Stipe, Eddie Harper, Greg D.
               Owens, Lonnie Rogers, Ronald L. Baker, Norman S. Leighty, J.
               Michael Erhart, Michael W. Canfield, Steven G. Zabel, Richard R.
               Stutsman, Michael R. Hecomovich, and Joseph H. Johns, dated
               August 2, 2001.
